Commitments and contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Commitments and contingencies

(a)	Contingencies
APUC and its subsidiaries are involved in various claims and litigation arising out of the ordinary course and conduct of its business. Although such matters cannot be predicted with certainty, management does not consider APUC’s exposure to such litigation to be material to these financial statements, with the exception of those matters described below. Accruals for any contingencies related to these items are recorded in the consolidated financial statements at the time it is concluded that its occurrence is probable and the related liability is estimable.
On October 21, 2011, the Quebec Court of Appeal ordered a subsidiary of APUC to pay approximately $5,400 (including interest) to the Government of Quebec relating to water lease payments that the APUC subsidiary has been paying to the St. Lawrence Seaway Management Corporation (“Seaway Management”) under its water lease with Seaway Management in prior years.
The water lease with Seaway Management contains an indemnification clause which management believes mitigates this claim and management intends to vigorously defend its position.  As a result, the probability of loss, if any, and its quantification cannot be estimated at this time but could range from $nil to $6,800. In 2012, the Company paid an amount of $1,884 to the Government of Quebec in relation to the early years covered by the claim in order to mitigate the impact of accruing interests on any amount ultimately determined to be payable or recoverable.

(b)	Commitments
In addition to the commitments related to the proposed acquisitions and development projects disclosed in notes 3, 8 and 25, the following significant commitments exist as of December 31, 2015.
As a result of the dam safety legislation passed in Quebec (Bill C-93), APUC has completed technical assessments on its hydroelectric facility dams owned or leased within the Province of Quebec.  The assessments have identified a number of remedial measures required to meet the new safety standards. APUC currently estimates further capital expenditures of approximately $8,000 over a period of 4 years related to compliance with the legislation.
APUC has outstanding purchase commitments for power purchases, gas delivery, service and supply, service agreements, capital project commitments and operating leases. Detailed below are estimates of future commitments under these arrangements:

	Year 1	Year 2	Year 3	Year 4	Year 5	Thereafter	Total
Power purchase (i)	$82,403	$52,644	$55,599	$59,165	$59,791	$—	$309,602
Gas supply and service agreements (ii)	66,264	46,673	36,621	35,482	32,070	82,509	299,619
Service agreements	38,335	38,151	35,019	35,734	35,955	518,193	701,387
Capital projects	35,842	7,571	71	71	71	18	43,644
Operating leases	5,863	5,319	4,866	4,754	4,793	106,210	131,805
Total	$228,707	$150,358	$132,176	$135,206	$132,680	$706,930	$1,486,057

(i)
Power purchase: APUC’s electric distribution facilities have commitments to purchase physical quantities of power for load serving requirements. The commitment amounts included in the table above are based on market prices as of December 31, 2015. However, the effects of purchased power unit cost adjustments are mitigated through a purchased power rate-adjustment mechanism.

(ii)
Gas supply and service agreements: APUC’s gas distribution facilities and thermal generation facilities have commitments to purchase physical quantities of natural gas under contracts for purposes of load serving requirements and of generating power.